QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

        We consent to the incorporation by reference in the following Registration Statements of our report dated February 26, 2009 (except notes 1, 2, 3, 4, 5, 6, 8, 13, 15 and 16, as to which the date is May 26, 2009), with respect to the consolidated financial statements of Virgin Media Investment Holdings Limited included in the Virgin Media Investment Holdings Limited Current Report (Form 8-K) dated May 26, 2009:

  1)
  Registration Statements (Form S-3 No. 333-157654) of Virgin Media Inc., pertaining to shares of common stock issuable upon exercise of its Series A warrants,

  2)
  Registration Statements (Form S-8 No. 333-150833) of Virgin Media Inc., pertaining to the Virgin Media Inc. Sharesave Plan,

  3)
  Registration Statements (Form S-3 No. 333-135662) of Virgin Media Finance PLC, Virgin Media Inc., Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, and Virgin Media Investment Holdings Limited, pertaining to debt securities of Virgin Media Finance PLC,

  4)
  Registration Statement (Form S-8 No. 333-134523) of Virgin Media Inc., pertaining to the Virgin Media Inc. 2006 Stock Incentive Plan,

  5)
  Registration Statement (Form S-8 No. 333-117262) of Virgin Media Inc., pertaining to the Virgin Media Inc. 2004 Stock Incentive Plan,

  6)
  Registration Statement (Form S-8 No. 333-132213) of Virgin Media Inc., pertaining to the Amended and Restated Virgin Media Inc. 2004 Stock Incentive Plan,

  7)
  Registration Statement (Form S-8 No. 333-132212) of Virgin Media Inc., pertaining to the Amended and Restated Virgin Media Inc. 2004 Stock Incentive Plan,

  8)
  Registration Statements (Form S-3 No. 333-125494) of Virgin Media Finance PLC, Virgin Media Inc., Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, and Virgin Media Investment Holdings Limited, pertaining to the senior notes due 2014 issued by Virgin Media Finance PLC.

/s/ Ernst & Young LLP
London, England
May 26, 2009

QuickLinks

  Exhibit 23.2
Consent of Independent Registered Public Accounting Firm